Exhibit 99.1

grant thornton llp
Two Commerce Square
2001 Market Street, Suite 700
Philadelphia, PA 19103-7065

D +1 215 561 4200
F +1 215 561 1066

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Mercury Financial Holdings LLC, Mercury Financial Credit Card Master Trust and Barclays Capital Inc.:

We have performed the procedures enumerated below, on certain information with respect to characteristics of Mercury Financial Holdings LLC’s (the “Company”) credit card receivables as of May 31, 2022 (the “Subject Matter”) in connection with Mercury Financial Credit Card Master Trust’s (the “Issuer”) proposed issuance of notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Barclays Capital Inc. (“Barclays”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the credit card receivables and our findings are as follows. For the purposes of our procedures, we assumed that (i) differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include an electronic loan file, prepared, created, and delivered by the Company from the servicer system as of the close of business May 31, 2022 (the “Servicer System File”).

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Agreed Upon Procedures

On June 27, 2022, the Company provided us with a computer readable data file containing 2 tabs (the “Database”) containing certain characteristics of the credit card receivables (the "Credit Card Receivables") included in the Securitization Transaction. We performed the procedures indicated below on the Credit Card Receivables.

On July 5, 2022, Grant Thornton, at the direction of Barclays, on behalf of the Company, randomly selected 250 Credit Card Receivables (collectively the “Sample Assets”), comprised of 125 selections from each of two Database tabs. For each of the Sample Assets, we compared certain characteristics (as identified in Exhibit 1) to the Source Documents.

Exhibit 1

Characteristics:
1	Account number (for informational purposes only)
2	Principal account holder state
3	Credit limit amount
4	Current account balance
5	Delinquency status
6	Current FICO score
7	Annual percentage rate (APR)

For Characteristics 2 through 7, we compared and agreed the information to the Source Documents. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents is a comprehensive and valid instrument and reflect the current prevailing terms with respect to the corresponding Sample Assets.

We noted no discrepancies between the Database and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•	Forming any conclusions; or

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer and Barclays. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Philadelphia, Pennsylvania

July 20, 2022